                                      EX-4

                                   RESOLUTIONS
                                   -----------


         The following resolutions were approved and adopted by the Board of Directors of AGWAY, INC.:

         RESOLVED, That the Company offer for sale to its members, potential members, other interested parties, and to the Trustee of the Agway, Inc. Employees Thrift Investment Plan, the following securities at the prices indicated:


    TITLE                                          AMOUNT        PRICE
    -----                                          ------        -----

    Preferred Stock, Series B $100 par value       25,000       $  100
                                                   shares

    Honorary Member Preferred Stock                 4,000       $   25
    $25 par value                                  shares

    Common Stock $25 par value                      4,000       $   25
                                                   shares

    pursuant to the By-Laws of the Company through designated employees, provided that no commission or other remuneration shall be paid to any person with respect to the sale of such securities; and be it

         FURTHER  RESOLVED,   That  the  Company  approves  Agway   Financial
    Corporation, a wholly-owned subsidiary, offering for sale to Agway members, other interested parties, and to the Trustee of the Agway, Inc. Employees Thrift Investment Plan, the following securities at the prices indicated:

    Subordinated Money Market Certificates        $ 15,700,000              100%
    due October 31, 2006 (Minimum 7.00% per
    annum; Member; denomination of $5,000)

    Subordinated Money Market Certificates        $ 10,500,000              100%
    due October 31, 2006 (Minimum 6.50% per
    annum; General; denomination of $5,000)

    Subordinated Money Market Certificates        $  2,650,000              100%
    due October 31, 2006 (Minimum 6.75% per
    annum; Member; denomination of $100)

    Subordinated Money Market Certificates        $  2,650,000              100%
    due October 31, 2006 (Minimum 6.25% per
    annum; General; denomination of $100)

    Subordinated Money Market Certificates        $ 17,825,000              100%
    due October 31, 2002 (Minimum 7.50% per
    annum; General; denomination of $2,000)

    Subordinated Money Market Certificates        $ 18,850,000              100%
    due October 31, 2000 (Minimum 7.25% per
    annum; General; denomination of $2,000)

    ; and be it

         FURTHER  RESOLVED,   That  the  Company   approves  Agway  Financial
    Corporation, a wholly-owned subsidiary, offering for sale to Agway members, other interested parties, and to the Trustee of the Agway, Inc. Employees Thrift Investment Plan, the following previously offered securities now registered under the reinvestment option at the prices indicated:

    Subordinated Money Market Certificates        $    325,000              100%
    due October 31, 2003 (Minimum 7.50% per
    annum; Member)

    Subordinated Money Market Certificates        $    165,000              100%
    due October 31, 2003 (Minimum 7.00% per
    annum; General)

    Subordinated Money Market Certificates        $     50,000              100%
    due October 31, 2003 (Minimum 7.25% per
    annum; Member)

    Subordinated Money Market Certificates        $     50,000              100%
    due October 31, 2003 (Minimum 6.75% per
    annum; General)

    Subordinated Money Market Certificates        $  1,100,000              100%
    due October 31, 1998 (Minimum 8.00% per
    annum; General)

    Subordinated Money Market Certificates        $    350,000              100%
    due October 31, 2001 (Minimum 7.25% per
    annum; Member)

    Subordinated Money Market Certificates        $    100,000              100%
    due October 31, 2001 (Minimum 6.75% per
    annum; General)

    Subordinated Money Market Certificates        $     85,000              100%
    due October 31, 2001 (Minimum 7.0% per
    annum; Member)

    Subordinated Money Market Certificates        $     30,000              100%
    due October 31, 2001 (Minimum 6.50% per
    annum; General)

    Subordinated Money Market Certificates        $  1,325,000              100%
    due October 31, 1997 (Minimum 7.75% per
    annum; General)

    Subordinated Money Market Certificates        $     75,000              100%
    due October 31, 2001 (Minimum 5.25% per
    annum; Member)

    Subordinated Money Market Certificates        $     15,000              100%
    due October 31, 2001 (Minimum 4.75% per
    annum; General)

    Subordinated Money Market Certificates        $     15,000              100%
    due October 31, 2001 (Minimum 5.0% per
    annum; Member)

    Subordinated Money Market Certificates        $     10,000              100%
    due October 31, 2001 (Minimum 4.5% per
    annum; General)

    Subordinated Money Market Certificates        $    410,000              100%
    due October 31, 2002 (Minimum 6.0% per
    annum; Member)

    Subordinated Money Market Certificates        $    125,000              100%
    due October 31, 2002 (Minimum 5.5% per
    annum; General)

    Subordinated Money Market Certificates        $  1,500,000              100%
    due October 31, 1999 (Minimum 8.0% per
    annum; Member)

    Subordinated Money Market Certificates        $    710,000              100%
    due October 31, 1999 (Minimum 7.5% per
    annum; General)

    Subordinated Money Market Certificates        $     75,000              100%
    due October 31, 2002 (Minimum 7.5% per
    annum; Member)

    Subordinated Money Market Certificates        $    350,000              100%
    due October 31, 2002 (Minimum 7.0% per
    annum; General)

    Subordinated Money Market Certificates        $    875,000              100%
    due October 31, 2001 (Minimum 9.0% per
    annum; Member)

    Subordinated Money Market Certificates        $    565,000              100%
    due October 31, 2001 (Minimum 8.5% per
    annum; General)

    Subordinated Money Market Certificates        $    675,000              100%
    due October 31, 2005 (Minimum 8.5% per
    annum; Member)

    Subordinated Money Market Certificates        $  1,085,000              100%
    due October 31, 2005 (Minimum 8.0% per
    annum; General)

    Subordinated Money Market Certificates        $  2,120,000              100%
    due October 31, 1998 (Minimum 9.0% per
    annum; Member)

    Subordinated Money Market Certificates        $    375,000              100%
    due October 31, 1998 (Minimum 8.5% per
    annum; General)

    Subordinated Money Market Certificates        $     80,000              100%
    due October 31, 2004 (Minimum 8.5% per
    annum; Member)

    Subordinated Money Market Certificates        $     50,000              100%
    due October 31, 2004 (Minimum 8.0% per
    annum; General)

    Subordinated Money Market Certificates        $  1,550,000              100%
    due October 31, 2000 (Minimum 9.5% per
    annum; Member)

    Subordinated Money Market Certificates        $    985,000              100%
    due October 31, 2000 (Minimum 9% per
    annum; General)

    Subordinated Money Market Certificates        $    475,000              100%
    due October 31, 2008 (Minimum 9% per
    annum; Member)

    Subordinated Money Market Certificates        $    125,000              100%
    due October 31, 2008 (Minimum 8.5% per
    annum; General)

    Subordinated Money Market Certificates        $     50,000              100%
    due October 31, 1998 (Minimum 7% per
    annum; Member)

    Subordinated Money Market Certificates        $     10,000              100%
    due October 31, 1998 (Minimum 6.5% per
    annum; General)

    Subordinated Money Market Certificates        $     25,000              100%
    due October 31, 2008 (Minimum 6.5% per
    annum; Member)

    Subordinated Money Market Certificates        $     15,000              100%
    due October 31, 2008 (Minimum 6% per
    annum; General)

    Subordinated Money Market Certificates        $     25,000              100%
    due October 31, 2006 (Minimum 6% per
    annum; Member)

    Subordinated Money Market Certificates        $     10,000              100%
    due October 31, 2006 (Minimum 5.5% per
    annum; General)

    Subordinated Money Market Certificates        $    375,000              100%
    due October 31, 2005 (Minimum 8% per
    annum; Member)

    Subordinated Money Market Certificates        $     75,000              100%
    due October 31, 2005 (Minimum 7.5% per
    annum; General)

    Subordinated Money Market Certificates        $    250,000              100%
    due October 31, 1997 (Minimum 9% per
    annum; General)

    Subordinated Money Market Certificates        $    980,000              100%
    due October 31, 1997 (Minimum 9.5% per
    annum; Member)

    ; and be it

         FURTHER RESOLVED, That the Agway Financial Corporation Board of Directors is hereby authorized to revise the minimum interest rate on certificates of any class or series to be issued. In the event that the minimum interest rate is so revised, an officer's certificate with a copy of the resolution of the Board certified by the President or any Vice President and by the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary shall be delivered to the Trustee under the Indenture for such certificate. A prospectus supplement shall be filed with the Securities and Exchange Commission and a copy of the resolution shall be filed under Form 8-K; and be it

         FURTHER RESOLVED, That the appropriate officers and employees of the Company with the assistance of its accountants and attorneys be, and they hereby are, authorized and directed to prepare, execute and file with the Securities and Exchange Commission on behalf of the Company Registration Statements including any and all documents and exhibits related thereto for registration under the Securities Act of 1933 of the Common Stock and Preferred Stock as well as any and all amendments to said Registration Statements in such form as the officers executing same on advice of counsel may deem necessary and appropriate so as to secure and maintain the effectiveness of said Registration Statements; and be it

         FURTHER RESOLVED, That David M. Hayes, Esq., Senior Vice President, General Counsel and Secretary of the Company and Nels G. Magnuson, Esq., Associate General Counsel of the Company be, and they hereby are, each of them appointed and designated as persons duly authorized to receive communications and notices from the Securities and Exchange Commission with respect to the aforesaid Registration Statements; and be it

         FURTHER RESOLVED, That the Common Stock and Preferred Stock when issued and sold for cash as provided here and above shall be fully paid and nonassessable; and be it

         FURTHER RESOLVED, That the President-General Manager or any Vice President, the Secretary or any Assistant Secretary, and the Treasurer of this Company be, and each of them hereby is, authorized to take, on behalf of and in the name of this Company, any and all actions, which, in the judgment of the officer taking the action, is necessary, useful or appropriate in order to render Common Stock or Preferred Stock of this Company, to be issued and sold pursuant to resolutions adopted by this Board at this meeting, to be eligible for offering and sale within or from any state of the United States under the securities regulation laws of such state, and to qualify the Company as a securities dealer under any such laws, including, but without limiting the generality of the foregoing, making or filing applications for any and all licenses, permits, orders or other approvals or clearances under such laws, and in that connection, executing and filing any and all documents, including but without limiting the generality of the foregoing, consents to service of process and appointment of agents to accept service of process on behalf of this Company with respect to any matter as to which such consent or appointment may be required by such securities laws and making such agreements, covenants and undertakings as may be necessary, useful or appropriate, and all such consents, appointments, agreements, covenants and undertakings heretofore or hereinafter given or entered into pursuant to the authority of this resolution shall be binding upon this Company with the same effect as though set forth in full herein and expressly authorized hereby.

         I, Barbara S. Woolard, Assistant Secretary of AGWAY,  INC.,

    hereby certify  that  the foregoing  is  a  true  and complete copy of the resolutions  approved  and  adopted  by  the  Board  of  Directors of this

    Corporation at  a  meeting  held on the 22nd day of July, 1996, at which a quorum was  present  and more than a majority of the Directors voted in the

    affirmative.   The foregoing  resolutions  have not been amended, modified,

    rescinded or revoked.

         WITNESS my signature and seal of this Corporation this 31st day of

    July, 1996.







                             /s/  Barbara S. Woolard
                                  Assistant Secretary

                                 CERTIFICATION
                                 -------------



          I, Barbara S. Woolard, Secretary of AGWAY FINANCAIL CORPORATION, do

     hereby  certify  that  the attached  is  a true and complete copy of the resolutions  approved  and  adopted  by  unanimous written consent of the

     Directors  of  AGWAY  FINANCIAL  CORPORATION  as of the 22nd day of July,

     1996.  The  attached  resolutions  have  not  been  amended,  modified,

     rescinded or revoked.

          WITNESS my signature and the seal  of  this  Corporation  this  26th day of August,  1996.




                                       /s/ BARBARA S. WOOLARD
                                           Secretary

                        UNANIMOUS WRITTEN CONSENT OF THE
               BOARD OF DIRECTORS OF AGWAY FINANCIAL CORPORATION


              The  undersigned,  being  all  of  the   directors  of  Agway
              Financial Corporation, a Delaware corporation, acting by written consent without a meeting pursuant to Section 141(f) of the Delaware General Corporation Law do hereby adopt the following resolutions:

SECURITIES              RESOLVED, That  the  Company approves Agway offering for
REGISTRA-     sale to Agway members, other interested parties, and  the Trustee
TION          of the Agway, Inc. Employees Thrift Investment Plan, the following
1996-97       securities at the prices indicated:

              Subordinated Money Market Certificates    $15,700,000        100%
              due October 31, 2006 (Minimum 7.00% per
              annum; Member; denomination of $5,000)

              Subordinated Money Market Certificates    $10,500,000        100%
              due October 31, 2006 (Minimum 6.50% per
              annum; General; denomination of $5,000)

              Subordinated Money Market Certificates    $ 2,650,000        100%
              due October 31, 2006 (Minimum 6.75% per
              annum; Member; denomination of $100)

              Subordinated Money Market Certificates    $ 2,650,000        100%
              due October 31, 2006 (Minimum 6.25% per
              annum; General; denomination of $100)

              Subordinated Money Market Certificates    $17,825,000        100%
              due October 31, 2002 (Minimum 7.50% per
              annum; General; denomination of $2,000)

              Subordinated Money Market Certificates    $18,850,000        100%
              due October 31, 2000 (Minimum 7.25% per
              annum; General; denomination of $2,000)


REINVEST-               FURTHER RESOLVED,   That  the  Company  approves  Agway
MENT          offering  for  sale  to  Agway members, other interested  parties,
OPTION        and  the Trustee of  the  Agway,  Inc. Employees Thrift Investment
              Plan, the following previously offered securities now registered under the reinvestment option at the price indicated:

              Subordinated Money Market Certificates    $   325,000        100%
              due October 31, 2003 (Minimum 7.50% per
              annum; Member)

              Subordinated Money Market Certificates    $   165,000        100%
              due October 31, 2003 (Minimum 7.00% per
              annum; General)

              Subordinated Money Market Certificates    $    50,000        100%
              due October 31, 2993 (Minimum 7.25% per
              annum; Member)

              Subordinated Money Market Certificates    $    50,000        100%
              due October 31, 2003 (Minimum 6.75% per
              annum; General)

              Subordinated Money Market Certificates    $ 1,100,000        100%
              due October 31, 1998 (Minimum 8.00% per
              annum; General)

              Subordinated Money Market Certificates    $   350,000        100%
              due October 31, 2001 (Minimum 7.25% per
              annum; Member)

              Subordinated Money Market Certificates    $   100,000        100%
              due October 31, 2001 (Minimum 6.75% per
              annum; General)

              Subordinated Money Market Certificates    $    85,000        100%
              due October 31, 2001 (Minimum 7.0% per
              annum; Member)

              Subordinated Money Market Certificates    $    30,000        100%
              due October 31, 2001 (Minimum 6.50% per
              annum; General)

              Subordinated Money Market Certificates    $ 1,325,000        100%
              due October 31, 1997 (Minimum 7.75% per
              annum; General)

              Subordinated Money Market Certificates    $    75,000        100%
              due October 31, 2001 (Minimum 5.25% per
              annum; Member)

              Subordinated Money Market Certificates    $    15,000        100%
              due October 31, 2001 (Minimum 4.75% per
              annum; General)

              Subordinated Money Market Certificates    $    15,000        100%
              due October 31, 2001 (Minimum 5.0% per
              annum; Member)

              Subordinated Money Market Certificates    $    10,000        100%
              due October 31, 2001 (Minimum 4.5% per
              annum; General)

               Subordinated Money Market Certificates   $   410,000        100%
               due October 31, 2002 (Minimum 6.0% per
               annum; Member)

               Subordinated Money Market Certificates   $   125,000        100%
               due October 31, 2002 (Minimum 5.5% per
               annum; General)

               Subordinated Money Market Certificates   $ 1,500,000        100%
               due October 31, 1999 (Minimum 8.0% per
               annum; Member)

               Subordinated Money Market Certificates   $   710,000        100%
               due October 31, 1999 (Minimum 7.5% per
               annum; General)

               Subordinated Money Market Certificates   $    75,000        100%
               due October 31, 2002 (Minimum 7.5% per
               annum; Member)

               Subordinated Money Market Certificates   $   350,000        100%
               due October 31, 2002 (Minimum 7.0% per
               annum; General)

               Subordinated Money Market Certificates   $   875,000        100%
               due October 31, 2001 (Minimum 9.0% per
               annum; Member)

               Subordinated Money Market Certificates   $   565,000        100%
               due October 31, 2001 (Minimum 8.5% per
               annum; General)

               Subordinated Money Market Certificates   $   675,000        100%
               due October 31, 2005 (Minimum 8.5% per
               annum; Member)

               Subordinated Money Market Certificates   $ 1,085,000        100%
               due October 31, 2005 (Minimum 8.0% per
               annum; General)

               Subordinated Money Market Certificates   $ 2,120,000        100%
               due October 31, 1998 (Minimum 9.0% per
               annum; Member)

               Subordinated Money Market Certificates   $   375,000        100%
               due October 31, 1998 (Minimum 8.5% per
               annum; General)

               Subordinated Money Market Certificates   $    80,000        100%
               due October 31, 2004 (Minimum 8.5% per
               annum; Member)

               Subordinated Money Market Certificates   $    50,000        100%
               due October 31, 2004 (Minimum 8.0% per
               annum; General)

               Subordinated Money Market Certificates   $ 1,550,000        100%
               due October 31, 2000 (Minimum 9.5% per
               annum; Member)

               Subordinated Money Market Certificates   $   985,000        100%
               due October 31, 2000 (Minimum 9% per
               annum; General)

               Subordinated Money Market Certificates   $   475,000        100%
               due October 31, 2008 (Minimum 9% per
               annum; Member)

               Subordinated Money Market Certificates   $   125,000        100%
               due October 31, 2008 (Minimum 8.5% per
               annum; General)

               Subordinated Money Market Certificates   $    50,000        100%
               due October 31, 1998 (Minimum 7% per
               annum; Member)

               Subordinated Money Market Certificates   $    10,000        100%
               due October 31, 1998 (Minimum 6.5% per
               annum; General)

               Subordinated Money Market Certificates   $    25,000        100%
               due October 31, 2008 (Minimum 6.5% per
               annum; Member)

               Subordinated Money Market Certificates   $    15,000        100%
               due October 31, 2008 (Minimum 6% per
               annum; General)

               Subordinated Money Market Certificates   $    25,000        100%
               due October 31, 2006 (Minimum 6% per
               annum; Member)

               Subordinated Money Market Certificates   $    10,000        100%
               due October 31, 2006 (Minimum 5.5% per
               annum; General)

               Subordinated Money Market Certificates   $   375,000        100%
               due October 31, 2005 (Minimum 8% per
               annum; Member)

               Subordinated Money Market Certificates   $    75,000        100%
               due October 31, 2005 (Minimum 7.5% per
               annum; General)

               Subordinated Money Market Certificates   $   250,000        100%
               due October 31, 1997 (Minimum 9% per
               annum; General)

               Subordinated Money Market Certificates   $   980,000        100%
               due October 31, 1997 (Minimum 9.5% per
               annum; Member)

               through designated persons, provided that no commission or other remuneration shall be paid to any person with respect to the sale of such securities; and be it

                          FURTHER  RESOLVED,   That  the  Board   of  Directors
               of this Corporation is hereby authorized to revise the minimum interest rate on certificates of any class or series to be issued. In the event that the minimum interest rate is so revised, an officer's certificate with a copy of the resolution of the Board certified by the President or any Vice President and by the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary shall be delivered to the Trustee under the Indenture for such certificate. A prospectus supplement shall be filed with the Securities and Exchange Commission and a copy of the resolution shall be filed under Form 8-K; and be it

                          FURTHER  RESOLVED,  That the  appropriate officers and
               employees of the Company with the assistance of its accountants and attorneys be, and they hereby are, authorized and directed to prepare, execute and file with the Securities and Exchange Commission on behalf of the Company Registration Statements including any and all documents and exhibits related thereto for registration under the Securities Act of 1933 of the Common Stock and Preferred Stock as well as any and all amendments to said Registration Statements in such form as the officers executing same on advice of counsel may deem necessary and appropriate so as to secure and maintain the effectiveness of said Registration Statements; and be it

                          FURTHER  RESOLVED,  That David M. Hayes, Esq., General
               Counsel of the Company and Nels G. Magnuson, Esq., Associate General Counsel of the Company be, and they hereby are, each of them appointed and designated as persons duly authorized to receive communications and notices from the Securities and Exchange Commission with respect to the aforesaid Registration Statements; and be it

                          FURTHER  RESOLVED, That the Subordinated Money  Market
                Certificates, the sale of which has been authorized here and above, shall be issued and sold pursuant to and subject to the Trust Indenture dated as of March 27, 1981, and Amendments thereto dated as of August 25, 1982 and the Trust Indentures dated as of September 1,1985, September 1, 1986, August 24,1987, August 23, 1988, and August 23, 1989 with the Key Bank of New York, N.A., Albany, New York, as Trustee, and that said certificates when issued and sold for cash or sold pursuant to the interest reinvestment program as provided here and above shall be binding obligations of the Company; and be it

                           FURTHER RESOLVED, That the President-General  Manager
                or any Vice President, the Secretary or any Assistant Secretary, and the Treasurer of this Company be, and each of them hereby is, authorized to take, on behalf of and in the name of this Company, any and all actions, which, in the judgment of the officer taking the action, is necessary, useful or appropriate in order to render Common Stock or Preferred Stock of this Company, to be issued and sold pursuant to resolutions adopted by this Board at this meeting, to be eligible for offering and sale within or from any state of the United States under the securities regulation laws of such state, and to qualify the Company as a securities dealer under any such laws, including, but without limiting the generality of the foregoing, making or filing applications for any and all licenses, permits, orders or other approvals or clearances under such laws, and in that connection, executing and filing any and all documents, including but without limiting the generality of the foregoing, consents to service of process and appointment of agents to accept service of process on behalf of this Company with respect to any matter as to which such consent or appointment may be required by such
                securities  laws  and making such  agreements,  covenants   and
                undertakings  as may be necessary,  useful or appropriate,  and
                all  such consents, appointments,  agreements,  covenants   and
                undertakings heretofore or hereinafter given or entered into pursuant to the authority of this resolution shall be binding upon this Company with the same effect as though set forth in full herein and expressly authorized hereby.

                Dated as of: July 22, 1996


                                         /s/Donald P. Carderelli
                                         ------------------------
                                            Donald P. Cardarelli

                                         /s/David M. Hayes
                                         ------------------------
                                            David M. Hayes

                                         /s/Peter J. O'Neill
                                         -------------------------
                                            Peter J. O'Neill